Note 21 - Revenue From Contracts With Customers (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Contract with Customer, Asset, Net, Total	$ 110,432	$ 111,841
Contract with Customer, Asset, Net, Current, Total	99,468	104,737
Contract with Customer, Liability, Current	39,635	35,423
Contract with Customer, Liability, Revenue Recognized	$ 23,526	$ 25,857